Exhibit 10.2

AMENDMENT NO .2

AMENDED AND RESTATED BUYING AGENCY AND SUPPLY AGREEMENT

This Agreement, made as of the 17th day of February, 2015. by and between FORWARD INDUSTRIES, INC, a New York corporation, having an address at 477 Rosemary Ave., West Palm Beach. FL 33410 (hereafter referred to as “Principal”), and FORWARD INDUSTRIES (ASIA-PACIFIC) CORPORATION (formerly known as Seaton Global Corporation), a BVI registered corporation. having an address at 10F-5 No.16, Lane 609, Chung Shin Road, Section 5, San Chung District, New Taipei City, Taiwan, Republic of China (hereinafter referred to as “Agent”).

WITNESSETH:

WHEREAS, Agent and Principal entered into an Amended and Restated Buying Agency and Supply Agreement, dated as of March 7, 2012 (the “Agreement”); and

WHEREAS, Agent and Principal entered into Amendment No. 1 to the Agreement dated as of March 11, 2014 (the “Amendment”) ; and

WHEREAS, the parties desire to further amend the Agreement on and subject to all of the terms and conditions set forth herein, for an additional term of six months, during which time the parties have agreed to negotiate towards a long-term renewal of the underlying arrangement.

NOW, THEREFORE, the parties hereto, in consideration of the foregoing and of the mutual covenants contained herein, and intending to be legally bound hereby, agree as follows:

  The capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

  Section 8 of Agreement is hereby amended by extending the Term to expire on September 11, 2015.

  Except as specifically amended herein and in the Amendment, the License shall remain in full force and effect without amendment.

IN WITNESS WHEREOF, the parties have executed this amendment as of the day and date first above written.

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